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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): October 24, 2003

                           JEFFERSON BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


            Tennessee                                     (45-0508261)
            ---------                                     ------------
(State of incorporation or organization)       (IRS Employer Identification No.)



120 Evans Avenue, Morristown, Tennessee                      37814
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(Address of principal executive offices)                   (Zip Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 5, 6, 8, 9, 10 AND 11       NOT APPLICABLE.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press Release Dated October 24, 2003


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         On October 24, 2003, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank (formerly known as "Jefferson Federal Savings and Loan Association of Morristown"), announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for the quarter ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JEFFERSON BANCSHARES, INC.


                                        By:/s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer

Date:  October 27, 2003